SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date earliest event reported) January 21, 2019

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000 72-1229752	1-35747	ENTERGY NEW ORLEANS, LLC (a Texas limited liability company) 1600 Perdido Street New Orleans, Louisiana 70112 Telephone (504) 670-3700 72-0273040
1-10764	ENTERGY ARKANSAS, LLC (a Texas limited liability company) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000 83-1918668	1-34360	ENTERGY TEXAS, INC. (a Texas corporation) 10055 Grogans Mill Road The Woodlands, Texas 77380 Telephone (409) 981-2000 61-1435798
1-32718	ENTERGY LOUISIANA, LLC (a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000 47-4469646	1-09067	SYSTEM ENERGY RESOURCES, INC. (an Arkansas corporation) Echelon One 1340 Echelon Parkway Jackson, Mississippi 39213 Telephone (601) 368-5000 72-0752777
1-31508	ENTERGY MISSISSIPPI, LLC (a Texas limited liability company) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000 83-1950019

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 23, 2019, Entergy Corporation (the “Company”) announced that effective July 1, 2019 (the “Effective Date”), Kimberly A. Fontan will succeed Alyson M. Mount as the Senior Vice President and Chief Accounting Officer of each of the registrants. Ms. Mount will remain with the Company as Vice President, Strategic Planning.

Ms. Fontan, age 46, currently serves as Vice President, System Planning, a position she has held since July 2017. Previously, Ms. Fontan served as Vice President, Regulatory Services from October 2015 to July 2017, Vice President, Regulatory Affairs from January 2014 to October 2015, and Director, Regulatory Affairs from February 2013 to January 2014. Prior to that Ms. Fontan, who has been with the Company since 1996, held various positions in its finance and accounting organizations.

As CAO, Ms. Fontan will receive an annual base salary of $ $320,000 (“Base Salary”), will be eligible to receive under the Company’ Annual Incentive Plan, or any successor plan, an annual cash bonus targeted at 60% of her Base Salary, and will continue to be eligible to receive awards of performance units, restricted stock and stock options under Entergy’s 2015 Equity Ownership Plan or any successor plan. The grants and awards to be made under these programs will be determined in conjunction with Entergy’s normal annual compensation review process and at levels consistent with her seniority and scope of responsibility. Ms. Fontan will also participate in other compensation and benefit programs generally made available to other Entergy executives from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Entergy Corporation
Entergy Arkansas, LLC
Entergy Louisiana, LLC
Entergy Mississippi LLC
Entergy New Orleans, LLC
Entergy Texas, Inc.
System Energy Resources, Inc.

By: /s/ Marcus V. Brown
Marcus V. Brown
Executive Vice President and
General Counsel

Dated: January 25, 2019